UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

January 18, 2024

Date of Report (date of earliest event reported)

Micron Technology, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-10658	75-1618004
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8000 South Federal Way

Boise, Idaho 83716-9632

(Address of principal executive offices and Zip Code)

(208) 368-4000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, par value $0.10 per share	MU	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

The fiscal 2023 Annual Meeting of Stockholders (the “2023 Annual Meeting”) of Micron Technology, Inc. (the “Company”) was held on January 18, 2024. At the 2023 Annual Meeting, the following proposals were submitted to a vote of the Company’s stockholders:

Proposal 1

Each of the following nominees for Director were elected to serve on the Company’s board of directors (the “Board”). Each person elected as a Director will serve until the next annual meeting of stockholders or until such person’s successor is elected and qualified.

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
Richard M. Beyer	763,968,865	67,200,045	836,395	75,744,721
Lynn A. Dugle	819,656,597	11,512,712	835,996	75,744,721
Steven J. Gomo	801,163,529	29,983,129	858,647	75,744,721
Linnie M. Haynesworth	820,789,464	10,396,596	819,245	75,744,721
Mary Pat McCarthy	821,850,338	9,315,625	839,342	75,744,721
Sanjay Mehrotra	812,977,284	18,241,324	786,697	75,744,721
Robert E. Switz	767,270,698	63,881,653	852,954	75,744,721
MaryAnn Wright	800,405,326	30,788,489	811,490	75,744,721

Proposal 2

The proposal by the Company to approve, on a non-binding advisory basis, the compensation of its Named Executive Officers as described in the Company’s proxy statement was approved with 668,196,485 votes in favor, 162,466,833 votes against, 1,341,987 abstentions, and 75,744,721 broker non-votes.

Proposal 3

The proposal by the Company to approve, on a non-binding basis, the frequency (every one, two or three years) with which its stockholders will have an advisory vote on the compensation of its Named Executive Officers was approved for one year with 820,559,280 votes. There were 391,833 votes for every two years, 10,248,557 votes for every three years, 805,635 abstentions and 75,744,721 broker non-votes.

In accordance with the recommendation of the Board, as set forth in the Proxy Statement for the 2023 Annual Meeting, and consistent with the stockholder voting results, the Company will include an advisory vote on Named Executive Officer compensation in its proxy statement for each annual meeting of stockholders until the next advisory vote taken on the frequency of such votes.

Proposal 4

The ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s Independent Registered Public Accounting Firm for the fiscal year ending August 29, 2024, was approved with 832,915,267 votes in favor, 73,961,873 votes against, 872,886 abstentions, and no broker non-votes.

Proposal 5

The proposal by a stockholder of the Company regarding shareholder ratification of excessive termination pay was not approved with 62,422,591 votes in favor, 766,725,385 votes against, 2,857,329 abstentions, and 75,744,721 broker non-votes.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MICRON TECHNOLOGY, INC.

Date:	January 19, 2024	By:	/s/ Michael Myers
		Name:	Michael Myers
		Title:	Vice President, Interim General Counsel and Corporate Secretary